SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



      Date of Report (date of earliest event reported):November 30, 1997

                          LEHMAN BROTHERS HOLDINGS INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

                                1-9466 13-3216325
           (Commission File Number) (IRS Employer Identification No.)


                      3 World Financial Center
                      New York, New York          10285
                      (Address of principal       (Zip Code)
                        executive offices)

                    Registrant's telephone number, including
                            area code: (212) 526-7000

Item 5.  Other Events


Fourth Quarter Earnings

         On January 7, 1998, Lehman Brothers Holdings Inc. (the "Registrant") issued a press release with respect to its fourth quarter 1997 earnings (the "Earnings Release").

         Copy of the Earnings Release follows.


Item 7.  Financial Statements and Exhibits

         (c)      Exhibits

                  The following Exhibits are filed as part of this Report.


                       99.1   Press Release Relating to Fourth Quarter 1997
                              Earnings

                       99.2   Consolidated Statement of Income
                              (Three Months Ended November 30, 1997)
                              (Preliminary and Unaudited)

                       99.3   Consolidated Statement of Income
                              (Twelve Months ended November 30, 1997)
                              (Preliminary and Unaudited)

                       99.4   Selected Statistical Information




         The Exhibit Index to this Report is incorporated herein by reference.

                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       LEHMAN BROTHERS HOLDINGS INC.




                                       By:  /s/ Charles B. Hintz
                                                Charles B. Hintz
                                                Chief Financial Officer
                                                (Principal Financial Officer)



Date:  January 7, 1998

                                  EXHIBIT INDEX



Exhibit No.                   Exhibit


Exhibit 99.1                  Press Release Relating to
                              Fourth Quarter 1997 Earnings

Exhibit 99.2                  Consolidated Statement of Income
                              (Three Months Ended November 30, 1997)
                              (Preliminary and Unaudited)


Exhibit 99.3                  Consolidated Statement of Income
                              (Twelve Months Ended November 30, 1997)
                              (Preliminary and Unaudited)

Exhibit 99.4                  Selected Statistical Information

                                                                    EXHIBIT 99.1

                     LEHMAN BROTHERS HOLDINGS INC.
                3 WORLD FINANCIAL CENTER NEW YORK, NY 10285-1000
                                [GRAPHIC OMITTED]

                                  News Release
           -----------------------------------------------------------



For Immediate Release              MEDIA CONTACT:      William J. Ahearn
                                                       (212) 526-4379

                                   INVESTOR CONTACT:   Shaun Butler
                                                       (212) 526-8381




                             LEHMAN BROTHERS REPORTS
                    RECORD EARNINGS OF $647 MILLION FOR 1997,
                                UP 56% FROM 1996




                     Fourth Quarter Earnings Of $185 Million
                          Up 46 Percent From A Year Ago


NEW YORK, January 7, 1998--Lehman Brothers Holdings Inc. (NYSE: LEH) today reported that net income was a record $647 million for the full year of fiscal 1997, an increase of 56 percent from $416 million for fiscal 1996. For the fiscal 1997 fourth quarter, net income was $185 million, or $1.30 per common share, an increase of 46 percent over the $127 million reported for the fourth quarter of fiscal 1996.

"Clearly, 1997 was an excellent year for Lehman Brothers," said Richard S. Fuld, Jr., Chairman and Chief Executive Officer. "Despite extremely volatile markets throughout most of the fourth quarter, our results for the full year reflected continued strength in all our major businesses -- equities, fixed income and investment banking. By every measure, our progress since becoming a public company in 1994 has been strong, steady, and impressive."

                                    - more -

                                                          Full Year 1997/page 2


Mr. Fuld noted that in addition to posting record earnings for the full fiscal year, the fiscal 1997 fourth quarter matched the fiscal 1997 third quarter as the best in the Firm's history, on an earnings-per-share basis.

"That performance is particularly noteworthy in light of the difficult trading environment that we experienced throughout much of the fourth quarter," he said. "The Firm's ability to sustain strong quarterly earnings in a period of significant volatility in global markets underscores the success we've had in building our capabilities across a diverse range of strategic, higher-margin businesses."

For the full fiscal year, net revenues (total revenues less interest expense) were $3.873 billion, an increase of 12 percent from $3.444 billion in fiscal 1996. Mr. Fuld noted that the increase in net revenues on a year-over-year basis reflected particular strength in several businesses on which Lehman Brothers has been focusing throughout 1997, including the Firm's global merger and acquisition advisory business, merchant banking, high yield origination, equity underwriting, and mortgage and real estate activities. Net revenues for the fourth quarter were $1.023 billion, down slightly from $1.068 billion in the fourth quarter of fiscal 1996.

For the full 12 months of fiscal 1997, non-interest expenses were $2.936 billion. Non-personnel expenses were $972 million, compared with $976 million in the 1996 fiscal year. Non-interest expenses for the fourth quarter were $758 million. Non-personnel expenses for the same period were $239 million, down from $247 million in both the previous fiscal year's fourth quarter and in the third quarter of fiscal 1997. Mr. Fuld noted that compensation and benefits as a percentage of net revenues remained at 50.7 percent for the 11th successive quarter.

For the full year of fiscal 1997, the Firm's pre-tax margin was 24.2 percent, compared with 18.5

                                    - more -

                                                          Full Year 1997/page 3

percent for the 12 months of fiscal 1996. For the full year, return on common equity was 17 percent, compared with 12.3 percent in all of fiscal 1996. For the fiscal 1997 fourth quarter, the Firm's pre-tax margin was 25.9 percent, compared with 18.2 percent in the fourth quarter of fiscal 1996. Return on common equity was 18.3 percent for the quarter ended November 30, 1997, compared with 14.6 percent for the fourth quarter of fiscal 1996. (Return on equity calculations exclude the impact of special preferred dividends in 1997 and 1996.)

As of November 30, 1997, Lehman Brothers stockholders' equity was $4.523 billion, compared with $3.874 billion a year earlier. Total capital at November 30, 1997 (stockholders' equity and long-term debt) was $24.784 billion.
Book value per common share was $33.39.

As a result of the level of earnings Lehman Brothers attained in 1997, the Firm will pay a special preferred dividend of $50 million to American Express Company and to Nippon Life Insurance Company. American Express and Nippon Life are entitled to receive an annual non-cumulative preferred dividend equal to 50 percent of the amount by which the Firm's net income for the full fiscal year exceeds $400 million, up to a maximum of $50 million per year, through mid-year 2002.

Lehman Brothers is a global investment bank with leadership positions in corporate finance, advisory services, municipal finance and fixed income and equity sales, trading and research. Lehman Brothers serves the financial needs of corporate, government and institutional clients, and high-net-worth individuals through offices in major financial centers worldwide.


                                      # # #

                          Financial Statements Attached

                                                                    EXHIBIT 99.2

LEHMAN BROTHERS HOLDINGS INC.
CONSOLIDATED STATEMENTS OF INCOME
(Preliminary and Unaudited)
(In millions, except per share data)

                                                               Three Months Ended               Percentage of
                                                         November 30         November 30         Dollar Change
                                                            1997                1996               Inc/(Dec)
                                                       --------------       -------------      -------------
Revenues:
    Principal transactions                                $  357                $  465              (23)%
    Investment banking                                       408                   310               32
    Commissions                                              124                    96               29
    Interest and dividends                                 3,704                 2,929               26
    Other                                                     16                    13               23
                                                         -------               -------
       Total revenues                                      4,609                 3,813               21
    Interest expense                                       3,586                 2,745               31
                                                           -----                 -----
       Net revenues                                        1,023                 1,068               (4)
                                                           -----                 -----
Non-interest expenses:
    Compensation and benefits                                519                   542               (4)
    Brokerage, commissions and clearance fees                 52                    65              (20)
    Professional services                                     42                    39                8
    Occupancy and equipment                                   37                    37
    Communications                                            36                    34                6
    Business development                                      27                    26                4
    Depreciation and amortization                             21                    22               (5)
    Other                                                     24                    24
    Severance charge                                                                84
                                                          ------                ------
       Total non-interest expenses                           758                   873              (13)
                                                          ------                ------
Income before taxes                                          265                   195               36
    Provision for income taxes                                80                    68               18
                                                          ------                ------
Net income                                                $  185               $   127               46
                                                          ======               =======
Net income applicable to common stock                     $  160               $   113               42
                                                          ======               =======


Average common and common
  equivalent shares outstanding                            123.0                 116.9
                                                           =====                 =====

Earnings per common share                                  $1.30                 $0.96
                                                           =====                 =====



                                                                    EXHIBIT 99.3

LEHMAN BROTHERS HOLDINGS INC.
CONSOLIDATED STATEMENTS OF INCOME
(Preliminary and Unaudited)
(In millions, except per share data)


                                                              Twelve Months Ended         Percentage of
                                                         November 30     November 30      Dollar Change
                                                            1997            1996            Inc/(Dec)
                                                       --------------   -------------    ------------
Revenues:
    Principal transactions                                $1,418            $1,579           (10)%
    Investment banking                                     1,318               981            34
    Commissions                                              423               362            17
    Interest and dividends                                13,635            11,298            21
    Other                                                     89                40             #
                                                        --------          --------
       Total revenues                                     16,883            14,260            18
    Interest expense                                      13,010            10,816            20
                                                          ------            ------
       Net revenues                                        3,873             3,444            12
                                                          ------            ------
Non-interest expenses:
    Compensation and benefits                              1,964             1,747            12
    Brokerage, commissions and clearance fees                224               241            (7)
    Professional services                                    173               150            15
    Occupancy and equipment                                  141               151            (7)
    Communications                                           141               147            (4)
    Business development                                     103               101             2
    Depreciation and amortization                             86                91            (5)
    Other                                                    104                95             9
    Severance charge                                                            84
                                                        --------            ------
       Total non-interest expenses                         2,936             2,807             5
                                                           -----             -----
Income before taxes                                          937               637            47
    Provision for income taxes                               290               221            31
                                                          ------            ------
Net income                                                $  647            $  416            56
                                                          ======            ======
Net income applicable to common stock                     $  572            $  378            51
                                                          ======            ======


Average common and common
  equivalent shares outstanding                            121.1             116.4
                                                           =====             =====

Earnings per common share                                  $4.72             $3.24
                                                           =====             =====



# denotes greater than 100%

                                                                    EXHIBIT 99.4

LEHMAN BROTHERS HOLDINGS INC.
SELECTED STATISTICAL INFORMATION
(Preliminary and Unaudited)
(Dollars in millions, except per share data)


                                           Twelve Months                                  Quarters Ended

                                         1997        1996        11/30/97       8/31/97       5/31/97        2/28/97    11/30/96
                                         ----        ----        --------       -------       -------        -------    --------
Income Statement
Net Revenues                           $3,873      $3,444          $1,023        $1,071        $  854         $  925      $1,068
Non-Interest Expenses:
  Compensation and Benefits             1,964       1,747             519           543           433            469         542
  Nonpersonnel Expenses (a)               972         976             239           247           249            237         247
Net Income from Operations
   Excluding Severance charge             647         466             185           197           121            144         177
Severance charge (after tax)                                                                                                 (50)
                                                      (50)
Net Income                                647         416             185           197           121            144         127
Preferred Stock Dividends                  75          38              25            37             7              6          14
Net Income Applicable to
   Common Stock                           572         378             160           160           114            138         113
Earnings per Common Share               $4.72       $3.24           $1.30         $1.30         $0.95          $1.16       $0.96

Financial Ratios (%)
Return on Common Equity (b)              17.0        12.3            18.3          20.5          12.8           16.1        14.6
Return on Common Equity
   Including Redeemable                  15.6        12.1            16.4          17.2          12.8           16.1        13.7
   Preferred
Pretax Operating Margin                  24.2        18.5            25.9          26.2          20.2           23.7        18.2
Compensation & Benefits/
    Net Revenues                         50.7        50.7            50.7          50.7          50.7           50.7        50.7
Effective Tax Rate (c)                   30.9        35.4            30.0          30.0          30.0           34.0        36.7

Balance Sheet
Total Assets                                                     $152,000      $147,894      $145,118       $149,493    $128,596
Total Assets Excluding
   Matched Book (d)                                               108,000       104,626       105,025        114,474      96,256
Common Stockholders' Equity                                         4,015         3,795         3,630          3,504       3,366
Total Stockholders' Equity                                          4,523         4,303         4,138          4,012       3,874
Total Capital (long-term debt
plus
   stockholders' equity)                                           24,784        23,207        22,083         21,308      19,796
Book Value per Common Share (e)                                     33.39         31.86         30.67          29.76       28.84

Other Data (#s)
Employees                                                           8,340         8,190         7,788          7,602       7,556
Common Stock Outstanding (f)                                  116,612,074   101,939,516   101,541,385    101,263,173 100,449,144
Average Common and Common
   Equivalent Shares Outstanding  121,064,929    116,373,585  123,003,138   122,363,228   120,420,733    118,460,215 116,947,549


(a) Excludes $84 million relating to severance in the twelve months and the quarter ended November 30, 1996.

(b) Return on Common Equity excludes the effect of a special preferred dividend payable to American Express Company and to Nippon Life Insurance Company. Excluding $50 million ($84 million pre-tax) relating to severance in the twelve months and the quarter ended November 30, 1996 ROE was 13.9% and 20.6%, respectively.
(c) The effective tax rate, including the severance charge was 34.7% and 34.9% for the twelve months and the quarter ended November 30, 1996 respectively.
(d) Matched book is defined as the lower of securities purchased under agreements to resell or securities sold under agreements to repurchase.
(e) This calculation includes restricted stock units granted under the Lehman Stock Award Programs included in stockholders' equity.
(f) The increase at 11/30/97 represents the establishment of a trust to provide common stock voting rights to a substantial number of employees who hold restricted stock units (RSUs). The establishment of the trust did not impact the total number of shares used in the computation of earnings per common share as the RSUs have historically been viewed as common stock equivalents for purposes of these computations.